POWER OF ATTORNEY
The undersigned hereby constitutes and appoints each of
Anthony Harris and Ben Ward, signing singly, the
undersigned's true and lawful attorney-in-fact to:
Execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director of
Barrett Business Services, Inc. (the "Company"), Forms 3,
4, and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder,
and any other forms or reports the undersigned may be
required to file in connection with the undersigned's
ownership, acquisition, or disposition of securities of
the Company, including forms required to generate codes
for the Securities and Exchange Commission's electronic
filing system; and
Do and perform any and all acts for and on behalf of the
undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4, or 5, or other
form or report, and timely file such form or report with
the United States Securities and Exchange Commission and
any stock exchange or similar authority as appropriate.
The undersigned hereby grants to each such attorney-in-
fact full power and authority to do and perform any and
every act and thing necessary or proper to be done in the
exercise of any of the rights and powers herein granted,
as fully to all intents and purposes as the
undersigned could do if personally present, hereby
ratifying and confirming all that such attorney-in-fact
shall lawfully do or cause to be done by virtue of this
power of attorney and the rights and powers herein
granted. The undersigned acknowledges that the foregoing
attorneys in-fact, in serving in such capacity at the
request of the undersigned, are not assuming, and the
Company is not assuming, any of the undersigned's
responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force and
effect until the undersigned is no  longer subject to
Section 16 of the Securities Exchange Act of 1934 with
respect to the undersigned's holdings of and transactions
in securities issued by the Company, unless earlier
revoked by the undersigned in a signed writing delivered
to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power
of Attorney to be  executed as of this   day of March,
2025.
Signature
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